                                                                  EXHIBIT 10.54

              DO NOT DESTROY THIS NOTE: WHEN PAID, THIS NOTE AND DEED OF
                 TRUST SECURING IT MUST BE SURRENDERED TO TRUSTEE FOR
                    CANCELLATION BEFORE RECONVEYANCE WILL BE MADE

                                   PROMISSORY NOTE


$200,000                                                           June 25, 1996
                                                           San Diego, California

    FOR VALUE RECEIVED, Randall E. Woods, an individual residing in the State of California ("Borrower"), hereby unconditionally promises to pay to the order of Corvas International, Inc., a California corporation ("Lender"), in lawful money of the United States of America and in immediately available funds, the principal sum of Two Hundred Thousand Dollars ($200,000.00) (the "Loan"), and any amounts due thereon, payable on the date and in the manner set forth below. This Loan is made in connection with the relocation of Borrower to San Diego, California.

    This Promissory Note is the note referred to in and is executed and delivered in connection with that certain Deed of Trust of even date herewith, by and between Borrower and Lender encumbering that certain real property in Potomac, Maryland (the "Property") (as the same may from time to time be amended, modified or supplemented, the "Deed of Trust"). All terms defined in the Deed of Trust shall have the same definitions when used herein, unless otherwise defined herein.

    1. REPAYMENT. The outstanding principal amount of the Loan shall be due and payable on the earlier of (i) the six-month anniversary of the date of this note or (ii) the closing of the sale of the Property or any transfer by Borrower of the interest therein; provided that, in the event of the termination of employment of Borrower with Lender for any reason or no reason (with or without cause), the outstanding principal amount of the Loan, shall be due and payable within ninety (90) days of such termination, if earlier than the dates set forth in (i) and (ii). The Loan may be prepaid at any time without penalty.

    2. APPLICATION OF PAYMENTS/PLACE OF PAYMENT. All payments received by Lender shall be applied first to any charges due with respect to this Note or any other document executed by Maker in connection herewith, and then to the unpaid principal balance. All amounts payable hereunder shall be payable at the office of Lender, 3030 Science Park Road, San Diego, CA 92121, unless another place of payment shall be specified in writing by Lender. Any amounts payable hereunder will be due and payable without set-off, deduction, or counter-claim, except as otherwise provided herein.

    3. SECURED NOTE. This Note is secured by the Deed of Trust on the Property. Borrower shall not, directly or indirectly, suffer or permit to be created or to remain, and shall promptly discharge, any lien on the Property, or in any portion thereof, except as permitted pursuant to the Deed of Trust. In addition, Borrower shall not suffer any other matter whereby

                                          1.

an interest of Lender under the Deed of Trust or in any lien pursuant to the Deed of Trust or any part of the foregoing might be impaired, except as permitted pursuant to such Deed of Trust.

    4. DEFAULT/REMEDIES. Borrower wil be in default under this Note upon the occurrence of any one or more of the following events: (1) Borrower's failure to pay timely any of the principal amount due under this Note on the date the same becomes due and payable or other amounts due under this Note on the date the same becomes due and payable or within five (5) calendar days thereafter shall constitute a default under this Note, or (2) the death (in the case of individuals) or dissolution or termination (in the case of business entities) of any maker, endorser, guarantor, or of a general partner of any of the foregoing. Upon the occurrence of a default hereunder, all unpaid principal and any other amounts owing hereunder shall, at the option of Lender, be immediately collectible by Lender pursuant to applicable law, and Lender may exercise any and all remedies provided under Deed of Trust.

    5. WAIVERS. Maker, and any endorsers or guarantors hereof, severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor, acceleration, intent to accelerate, and nonpayment of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time without notice, and consent to the acceptance of further security or the release of any security for this Note, all without in any way affecting the liability of Maker or any endorsers or guarantors hereof. No extension of time for the payment of this Note, or any installment hereof, agreed to by Holder with any person now or hereafter liable for the payment of this Note, shall affect the original liability of Maker under this Note, even if Maker is not a party to such agreement. Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys' fees, costs and other expenses.

    The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

    6. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

    7. SUCCESSORS AND ASSIGNS. The provisions of this Note shall inure to the benefit of and be binding on any successor to Borrower and shall extend to any holder hereof.

    8.   MISCELLANEOUS.

         a. Maker shall pay all costs, including, without limitation, reasonable attorneys' fees incurred by Holder in collecting the sums due hereunder or in connection with the release of any security for this Note.

         b. This Note may be modified only by a written agreement executed by Maker and Holder.

                                          2.

         c. Time is of the essence with respect to all matters set forth in this Note.

         d. If this Note is destroyed, lost or stolen, Maker will deliver a new note to Holder on the same terms and conditions s this Note with a notation of the unpaid principal in substitution of the prior Note. Holder shall furnish to Maker reasonable evidence that the Note was destroyed, lost or stolen and any security or indemnity that may be reasonably required by Maker in connection with the replacement of this Note.

         e. If any provision of this Note shall be held to be invalid or unenforceable, such determination shall not affect the remaining provisions of this Note.

         f. In the event an action is commenced to interpret or enforce this Note or to collect any sums due hereunder, the prevailing party shall be entitled to receive from the other party, attorneys' fees and costs as determined by the court in which such action is pending.



                                  /S/ RANDALL E. WOODS
                                  --------------------
                                     Randall E. Woods

                                          3.

                                    DEED OF TRUST


    THIS DEED OF TRUST ("Security Instrument") is dated as of June 25, 1996.
The grantors, jointly as husband and wife, are Randall E. Woods and Nancy Saint-Woods ("Borrowers"). The trustee is Stewart Title ("Trustee"). The beneficiary is Corvas International, Inc., which is organized and existing under the laws of California and whose address is 3030 Science Park Road, San Diego, California 92121 ("Lender"). Borrowers owe Lender the principal sum of Two Hundred Thousand Dollars (U.S. $200,000.00). This debt is evidenced by Borrowers' note dated the same date as this Security Instrument ("Note"), which provides that the full debt, if not paid earlier, shall be due and payable no later than six (6) months after the date of execution.

    This Security Instrument secures to Lender: (a) the repayment of the debt evidenced by the Note, and all renewals, extensions and modifications of the Note; (b) the payment of all other sums, advanced under paragraph 6 to protect the security of this Security Instrument; and (c) the performance of Borrowers' covenants and agreements. For this purpose, Borrowers irrevocably grant and convey to Trustee, in trust, with power of sale, the following described property located in Montgomery County, Maryland:


    SEE EXHIBIT A ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE,





which has the address of 10314 Cutters Lane, Potomac, Maryland  20854;

    TOGETHER WITH all the improvements now or hereafter erected on the property, and all easements, appurtenances, and fixtures now or hereafter a part of the property. All replacements and additions shall also be covered by this Security Instrument. All of the foregoing is referred to in this Security Instrument as the "Property."

    BORROWERS COVENANT that Borrowers are lawfully seised of the estate hereby conveyed and has the right to grant and convey the Property and that the Property is unencumbered, except for encumbrances of record. Borrowers warrant and will defend generally the title to the Property against all claims and demands, subject to any encumbrances of record.

    THIS SECURITY INSTRUMENT combines uniform covenants for national use and non-uniform covenants with limited variations by jurisdiction to constitute a uniform security instrument covering real property.

                                          1.

    UNIFORM COVENANTS.  Borrow and Lender covenant and agree as follows:

    1. PAYMENT OF PRINCIPAL AND INTEREST; PREPAYMENT AND LATE CHARGES. Borrowers shall promptly pay when due the principal of the debt evidenced by the Note and any prepayment and late charges due under the Note.

    2. APPLICATION OF PAYMENTS. Unless applicable law provides otherwise, all payments received by Lender under paragraph 1 shall be applied; first, to any prepayment charges due under the Note; second, to interest due, if any; to principal due; and last, to any late charges due under the Note.

    3. CHARGES; LIENS. Borrowers shall pay all taxes, assessments, charges, fines and impositions attributable to the Property which may attain priority over this Security Instrument, and leasehold payments, senior mortgages and encumbrances, or ground rents, if any. Borrowers shall pay them on time directly to the person owed payments. Upon request, Borrowers shall promptly furnish to Lender all notices of amounts to be paid under this paragraph. If Borrowers make these payments directly, Borrowers shall promptly furnish to Lender receipts evidencing the payments.

    Borrowers shall promptly discharge any lien which has priority over this Security Instrument unless Borrowers: (a) agree in writing to the payment of the obligation secured by the lien in a manner acceptable to Lender; (b) contest in good faith the lien by, or defends against enforcement of the lien in, legal proceedings which in the Lender's opinion operate to prevent the enforcement of the lien; or (c) secure from the holder of the lien an agreement satisfactory to Lender subordinating the lien to this Security Instrument. If Lender determines that any part of the Property is subject to a lien which may attain priority over this Security Instrument, Lender may give Borrowers a notice identifying the lien. Borrowers shall satisfy the lien or take one or more of the actions set forth above within 10 days of the giving of notice.

    4. HAZARD OR PROPERTY INSURANCE. Borrowers shall keep the improvements now existing or hereafter erected on the Property insured against loss by fire, hazards included within the term "extended coverage" and any other hazards, including floods or flooding, for which Lender requires insurance. This insurance shall be maintained in the amounts and for the periods that Lender requires. The insurance carrier providing the insurance shall be chosen by Borrowers subject to Lender's approval which shall not be unreasonably withheld. If Borrowers fail to maintain coverage described above, Lender may, at Lender's option, obtain coverage to protect Lender's rights in the Property in accordance with paragraph 6.

    All insurance policies and renewals shall be acceptable to Lender and shall include a standard mortgage clause. Lender shall have the right to hold the policies and renewals. If Lender requires, Borrowers shall promptly give to Lender all receipts of paid premiums and renewal notices. In the event of loss, Borrowers shall give prompt notice to the insurance carrier and Lender. Lender may make proof of loss if not made promptly by Borrowers.

                                          2.

    Unless Lender and Borrowers otherwise agree in writing, insurance proceeds shall be applied to restoration or repair of the Property damaged. If the restoration or repair is not economically feasible or Lender's security would be lessened, the insurance proceeds shall be applied to the sums secured by this Security Instrument, whether or not then due, with any excess paid to Borrowers. If Borrowers abandon the Property, or does not answer within 30 days a notice from Lender that the insurance carrier has offered to settle a claim, then Lender may collect the insurance proceeds. Lender may use the proceeds to repair or restore the Property or to pay sums secured by this Security Instrument, whether or not then due. The 30-day period will begin when the notice is given.

    If under paragraph 19 the Property is acquired by Lender, Borrowers' right to any insurance policies and proceeds resulting from damage to the Property prior to the acquisition shall pass to Lender to the extent of the sums secured by this Security Instrument immediately prior to the acquisition.

    5. OCCUPANCY, PRESERVATION, MAINTENANCE AND PROTECTION OF THE PROPERTY; BORROWERS' LOAN APPLICATION; LEASEHOLDS. Borrowers shall not destroy, damage or impair the Property, allow the Property to deteriorate, or commit waste on the Property. Borrowers shall be in default if any forfeiture action or proceeding, whether civil or criminal, is begun that in Lender's good faith judgment could result in forfeiture of the Property or otherwise materially impair the lien created by this Security Instrument or Lender's security interest. Borrowers may cure such a default and reinstate, as provided in paragraph 16, by causing the action or proceeding to be dismissed with a ruling that, in Lender's good faith determination, precludes forfeiture of the Borrowers' interest in the Property or other material impairment of the lien created by this Security Instrument or Lender's security interest. Borrowers shall also be in default if Borrowers, during the loan application process, gave materially false or inaccurate information or statements to Lender (or failed to provide Lender with any material information) in connection with the loan evidenced by the Note, including, but not limited to, representations concerning Borrowers' occupancy of the Property as a principal residence.

    6. PROTECTION OF LENDER'S RIGHTS IN THE PROPERTY. If Borrowers fail to perform the covenants and agreements contained in this Security Instrument, or there is a legal proceeding that may significantly affect Lender's rights in the Property (such as a proceeding in bankruptcy, probate, for condemnation or forfeiture or to enforce laws or regulations), then Lender may do and pay for whatever is necessary to protect the value of the Property and Lender's rights in the Property. Lender's actions may include paying any sums secured by a lien which has priority over this Security Instrument, appearing in court, paying reasonable attorneys' fees and entering on the Property to make repairs. Although Lender may take action under this paragraph 6, Lender does not have to do so.

    Any amounts disbursed by Lender under this paragraph 6 shall become additional debt of Borrowers secured by this Security Instrument. Unless borrower and Lender agree to other terms of payment, these amounts shall bear interest from the date if disbursement at the Note rate and shall be payable, with interest, upon notice from Lender to Borrowers requesting payment.


                                          3.

    7. INSPECTION. Lender or its agent may make reasonable entries upon and inspections of the Property. Lender shall give Borrowers notice at the time of or prior to an inspection specifying reasonable cause for the inspection.

    8. CONDEMNATION. The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation or other taking of any part of the Property, or for conveyance in lieu of condemnation, are hereby assigned and shall be paid to Lender.

    In the event of a total taking of the Property, the proceeds shall be applied to the sums secured by this Security Instrument, whether or not then due, with any excess paid to Borrowers. In the event of a partial taking of the Property in which the fair market value of the Property immediately before the taking is equal to or greater than the amount of the sums secured by this Security Instrument shall be reduced by the amount of the proceeds multiplied by the following fraction: (a) the total amount of the sums secured immediately before the taking, divided by (b) the fair market value of the Property immediately before the taking. Any balance shall be paid to Borrowers. In the event of a partial taking of the Property in which the fair market value of the Property immediately before the taking is less than the amount of the sums secured immediately before the taking, unless Borrowers and Lender otherwise agree in writing or unless applicable law otherwise provides, the proceeds shall be applied to the sums secured by this Security Instrument whether or not the sums are then due.

    If the Property is abandoned by Borrowers, of if, after notice by Lender to Borrowers that the condemnor offers to make an award or settle a claim for damages, Borrowers fail to respond to Lender within 30 days after the date the notice is given, Lender is authorized to collect and apply the proceeds, at its option, either to restoration or repair of the Property or to the sums secured by this Security Instrument, whether or not then due.

    9. BORROWERS NOT LEASED; FORBEARANCE BY LENDER NOT A WAIVER. Extension of the time for payment or modification of amortization of the sums secured by this Security Instrument granted by Lender to any successor in interest of Borrowers shall not operate to release the liability of the original Borrowers or Borrowers' successors to interest. Lender shall be not required to commence proceedings against any successor in interest or refuse to extend time for payment or otherwise modify amortization of the sums secured by this Security Instrument by reason of any demand made by the original Borrowers or Borrowers' successors in interest. Any forbearance by Lender in exercising any right or remedy shall not be a waiver of or preclude the exercise of any right or remedy.

    10. SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; CO-SIGNERS. The covenants and agreements of this Security Instrument shall bind and benefit the successors and assigns of Lender and Borrowers, subject to the provisions of paragraph 15. Borrowers' covenants and agreements shall be joint and several. Any Borrowers who co-sign this Security Instrument but does not execute the
Note: (a) is co-signing this Security Instrument only to mortgage, grant and convey that Borrowers' interest in the Property under the terms of this Security Instrument; (b) is not personally obligated to pay the sums secured by this Security


                                          4.

Instrument; and (c) agrees that Lender and any other Borrowers may agree to extend, modify, forbear or make any accommodations with regard to the terms of this Security Instrument or the Note without that Borrowers' consent.

    11. LOAN CHARGES. If the loan secured by this Security Instrument is subject to a law which sets maximum loan charges, and that law is finally interpreted so that the interest or other loan charges collected or to be collected in connection with the loan exceed the permitted limits, then: (a) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (b) any sums already collected from Borrowers which exceeded permitted limits will be refunded to Borrowers. Lender may choose to make this refund by reducing the principal owed under the Note or by making a direct payment to Borrowers. If a refund reduces principal, the reduction will be treated as a partial prepayment without any prepayment charge under the Note.

    12. NOTICES. Any notice to Borrowers provided for in this Security Instrument shall be given by delivering it or by mailing it by first class mail unless applicable law requires use of another method. The notice shall be directed to 6694 Calle Pequena, Rancho Sante Fe, California 92067, or any other address Borrowers designated by notice to Lender. Any notice to Lender shall be given by first class mail to Lender's address stated herein or any other address Lender designates by notice to Borrowers. Any notice provided for in this Security Instrument shall be deemed to have been given to Borrowers or Lender when given as provided in this paragraph.

    13. GOVERNING LAW; SEVERABILITY. This Security Instrument shall be governed by federal law and the law of the jurisdiction in which the Property is located. In the event that any provision or clause of this Security Instrument or the Note conflicts with applicable law, such conflict shall not affect other provisions of this Security Instrument or the Note which can be given effect without the conflicting provision. To this end, the provisions of this Security Instrument and the Note are declared to be severable.

    14. BORROWERS'S COPY. Borrowers shall be given one conformed copy of the Note and of this Security Instrument.

    15. TRANSFER OF THE PROPERTY OR A BENEFICIAL INTEREST IN BORROWERS. If all or any part of the Property or any interest in it is sold or transferred (or if a beneficial interest in Borrowers is sold or transferred and Borrowers are not natural persons) without Lender's prior written consent, Lender may, at its option, require immediate payment in full of all sums secured by this Security Instrument. However, this option shall not be exercised by Lender if exercise is prohibited by federal law as of the date of this Security Instrument.

    If Lender exercises this option, Lender shall give Borrowers notice of acceleration. The notice shall provide a period of not less than 30 days from the date the notice is delivered or mailed within which Borrowers must pay all sums secured by this Security Instrument. If Borrowers fail to pay these sums prior to the expiration of this period, Lender may invoke any remedies permitted by this Security Instrument without further notice or demand on Borrowers.

                                          5.

    16. BORROWERS' RIGHT TO REINSTATE. If Borrowers meet certain conditions, Borrowers shall have the right to have enforcement of this Security Instrument discontinued at any time prior to the earlier of: (a) 5 days (or such other period as applicable may specify for reinstatement) before sale of the Property pursuant to any power of sale contained in this Security Instrument; or (b) entry of a judgment enforcing this Security Instrument. Those conditions are that Borrowers: (a) pays Lender all sums which then would be due under this Security Instrument and the Note as if no acceleration had occurred; (b) cures any default of any other covenants or agreements; (c) pays all expenses incurred in enforcing this Security Instrument, including, but not limited to, reasonable attorneys' fees; and (d) takes no action as Lender may reasonably require to assure that the lien of this Security Instrument, Lender's rights in the Property and Borrowers' obligation to pay the sums secured by this Security Instrument shall continue unchanged. Upon reinstatement by Borrowers, this Security Instrument and the obligations secured hereby shall remain fully effective as if no acceleration had occurred. However, this right to reinstate shall not apply in the case of acceleration under paragraph 19.

    17. SALE OF NOTE; CHANGE OF LOAN SERVICER. The note or a partial interest in the Note (together with this Security Instrument) may be sold one or more times without prior notice to Borrowers. A sale may result in a change in the entity (known as the "Loan Servicer") that collects monthly payments due under the Note and this Security Instrument. There also may be one or more changes of the Loan Servicer unrelated to a sale of the Note. If there is a change of the Loan Servicer, Borrowers will be given written notice of the change in accordance with paragraph 12 above and applicable law. The notice will state the name and address of the new Loan Servicer and the address to which payments should be made. The notice will also contain any other information required by applicable law.

    18. HAZARDOUS SUBSTANCES. Borrowers shall not cause or permit the presence, use, disposal, storage, or release of any Hazardous Substances on or in the Property. Borrowers shall not do, nor allow anyone else to do, anything affecting the Property that is in violation of any Environmental Law. The preceding two sentences shall not apply to the presence, use, or storage on the property of small quantities of Hazardous Substances that are generally recognized to be appropriate to normal residential uses and to maintenance of the Property.

    Borrowers shall promptly give Lender written notice of any investigation, claim, demand, lawsuit or other action by any governmental or regulatory agency or private party involving the Property and any Hazardous Substance or Environmental Law of which Borrowers have actual knowledge. If Borrowers learn, or is notified by any governmental or regulatory authority, that any removal or other remediation of any Hazardous Substance affecting the Property is necessary, Borrowers shall promptly take all necessary remedial actions in accordance with Environmental Law.

    As used in this paragraph 18, "Hazardous Substances" are those substances defined as toxic or hazardous substances by Environmental Law and the following substances: gasoline, kerosene, other flammable or toxic petroleum products, toxic pesticides and herbicides, volatile solvents, materials containing asbestos or formaldehyde, and radioactive materials. As used in

                                          6.

this paragraph 18, "Environmental Law" means federal laws and laws of the jurisdiction where the Property is located that relate to health, safety or environmental protection.

    NON-UNIFORM COVENANTS. Borrowers and Lender further covenant and agree as follows:

    19. ACCELERATION; REMEDIES. Lender shall give notice to Borrowers prior to acceleration following Borrowers' breach of any covenant or agreement in this Security Instrument (but not prior to acceleration under paragraph 15 unless applicable law provides otherwise). The notice shall specify: (a) the default;
(b) the action required to cure the default; (c) a date, not less than 30 days from the date the notice is given to Borrowers, by which the default must be cured; and (d) that failure to cure the default on or before the date specified in the notice may result in acceleration of the sums secured by this Security Instrument and sale of the Property. The notice shall further inform Borrowers of the right to reinstate after acceleration and the right to assert in the foreclosure proceeding the non-existence of a default or any other defense of Borrowers to acceleration and sale. If the default is not cured on or before the date specified in the notice, Lender, at its option, may require immediate payment in full of all sums secured by this Security Instrument without further demand and may invoke the power of sale and any other remedies permitted by applicable law. Lender shall be entitled to collect all expenses incurred in pursuing the remedies permitted by applicable law. Lender shall be entitled to collect all expenses incurred in pursuing the remedies provided in this paragraph 19, including, but not limited to, reasonable attorneys' fees and costs of title evidence.

    If Lender invokes the power of sale, Lender shall mail or cause Trustee to mail a notice of sale to Borrowers in the manner prescribed by applicable law. Trustee shall give notice of sale by public advertisement for the time and in the manner prescribed by applicable law. Trustee, without demand on Borrowers, shall sell the Property at public auction to the highest bidder at the time and place and under the terms designated in the notice of sale in one or more parcels and in any order Trustee determines. Trustee may postpone sale of all or any parcel of the Property by public announcement at the time and place of any previously scheduled sale. Lender or its designee may purchase the Property at any sale.

    Trustee shall deliver to the purchaser Trustee's deed conveying the Property without any covenant or warranty, expressed or implied. The recitals in the Trustee's deed shall be prima facie evidence of the truth of the statements made therein. Trustee shall apply the proceeds of the sale in the following order: (a) to all expenses of the sale, including, but not limited to, reasonable Trustee's fees and reasonable attorneys' fees; (b) first mortgage or deed of trust in favor of Crestar Bank, Potomac, MD., (c) to all sums secured by this Security Instrument; and (d) any excess to the person or persons legally entitled to it.

    Borrowers, in accordance with Subtitle W of the Maryland Rules of Procedure, does hereby declare and assent to the passage of a decree to sell the Property in one or more parcels by the equity court having jurisdiction for the sale of the Property, and consents to the granting to any trustee appointed by the assent to decree of all rights, powers and remedies granted to the Trustee in this Security Instrument together with any and all rights, powers and remedies

                                          7.

granted by the decree. Neither the assent to decree nor the power of sale granted in this paragraph 19 shall be exhausted in the event the proceeding is dismissed before the payment in full of all sums secured by this Security Instrument.

    20. RELEASE. Upon payment of all sums secured by this Security Instrument, Lender or Trustee, shall release this Security Instrument without charge to Borrowers and mark the Note "paid" and return the Note to Borrowers. Borrowers shall pay any recordation costs.

    21. SUBSTITUTE TRUSTEE. Lender, at its option, may from time to time remove Trustee and appoint a successor trustee to any Trustee appointed hereunder by an instrument recorded in the city or county in which this Security Instrument is recorded. Without conveyance of the Property, the successor trustee shall succeed to all the title, power and duties conferred upon Trustee herein and by applicable law.

    22. POSSESSION OF THE PROPERTY. Borrowers shall have possession of the Property until Lender has given Borrowers notice of default pursuant to paragraph 19 of this Security Instrument.

    23. RIDERS TO THIS SECURITY INSTRUMENT. If one or more riders are executed by Borrowers and recorded together with this Security Instrument, the covenants and agreements of each such rider shall be incorporated into and shall amend and supplement the covenants and agreements of this Security Instrument as if the rider(s) were a part of this Security Instrument.

[Check applicable box(es)]

    / /  Adjustable Rate Rider              / /  Condominium Rider

    / /  1-4 Family Rider                   / /  Graduated Payment Rider

    / /  Planned Unit Development Rider     / /  Biweekly Payment Rider

    / /  Balloon Rider                      / /  Rate Improvement Rider

    / /  Second Home Rider                  / /  V.A. Rider

    / /  Other(s) (specify)

                                          8.

    BY SIGNING BELOW, Borrowers accept and agree to the terms and covenants contained in this Security Instrument and in any rider(s) executed by Borrowers and recorded with it.

    WITNESSES:

                             /S/ RANDALL E. WOODS
                             --------------------
/S/ ANGELA L. HARTLEY             Borrower
- ---------------------


                             /S/ NANCY SAINT WOODS
                             ---------------------
/S/ DEBRA BAUM                    Borrower
- --------------


STATE OF CALIFORNIA          )
                             ) SS.
COUNTY OF SAN DIEGO          )


On  JUNE 27, 1996       before me, the undersigned, a Notary Public in and for
    --------------------
said State, personally appeared,

RANDALL E. WOODS
- --------------------------------------------------------------------------------
NANCY SAINT WOODS
- --------------------------------------------------------------------------------
personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names subscribed to the within instrument and acknowledged that they executed the same in their authorized capacity(ies), and that by their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

Signature /S/ LINDA K. KNIGHT
         ----------------------------------------------------------------------
             LINDA K. KNIGHT
- --------------------------------------------------------------------------------
                               Name (Typed or Printed)

[NOTARY SEAL]

                                          9.

    THIS DEED, made this 24th day of January, 1994, by and between WILLIAM J. KANE and NOREEN S. KANE, parties of the first part, and RANDALL E. WOODS and NANCY S. WOODS, parties of the second part.

    WITNESSETH, that in consideration of the sum of $699,900.00, the said parties of the first part do grant and convey to the said parties of the second part, as tenants by the entirety, their heirs, personal representatives/successors and assigns, in fee simple, all that piece or parcel of land situate, in MONTGOMERY COUNTY, Maryland and described as follows, to wit:

         LOT 8 IN THE SUBDIVISION OF GLEN HAMLET AS PER PLAT THEREOF RECORDED IN PLAT BOOK 140 AT PLAT 16149 AMONG THE LAND RECORDS OF MONTGOMERY COUNTY, MARYLAND.


         BEING all of the same land conveyed to the grantors herein by Deed recorded in LIBER 8471, FOLIO 339.

    BY THE EXECUTION of this Deed, the parties of the first part hereby warrant under the penalties of perjury that the actual consideration paid or to be paid, including the amount of any mortgage or deed of trust assumed by the parties of the second part, is in the sum total of $699,900.00.

    TO HAVE AND TO HOLD the property hereby conveyed unto the parties of the second part, as tenants by the entirety, their personal representatives, heirs and assigns, in fee simple, forever.

    TOGETHER WITH all and singular the ways, easements, right, and privileges and appurtenances to the same belonging or in anywise appertaining, and all the estate, right, title, interest, and claim, either at law or in equity or otherwise however, of the said parties of the first part, of, in, to, or out of the said land and premises; subject to all easements, convenants and restrictions of record.

    AND the parties of the first part herein warrant specially the property hereby conveyed; and convenant to execute such further assurances of said land as may be requisite.

    WITNESS the hands and seals the day and year first hereinbefore written.
Witness:

/S/ MARC SANDSTROM      /S/ WILLIAM J. KANE  (SEAL)
- ------------------      ---------------------
                        WILLIAM J. KANE

/S/ MARC SANDSTROM      /S/ NOREEN S. KANE   (SEAL)
- ------------------      ---------------------
                        NOREEN S. KANE
STATE OF CALIFORNIA
COUNTY OF SAN DIEGO, TO WIT:

    I hereby Certify, That on this 24th day of January, 1994, before me, the subscriber, a Notary Public of the state and county aforesaid, personally appeared WILLIAM J. KANE and NOREEN S. KANE, known to me (or satisfactorily proven) to be the persons whose names before subscribed to the within instrument and acknowledged that they executed the same for the purposes therein contained, and signed the same in my presence.

    IN WITNESS WHEREOF, I hereunto set my hand and official seal.

My Commission Expires: 2-5-96               /S/ GAIL M. LOVEJOY
                                            -------------------
                                            NOTARY PUBLIC

[NOTARY SEAL]